SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported) May 11, 2005

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)

333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)

(847) 747-6800

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-1.1 UNDERWRITING AGREEMENT
EX-4.1 SUPPLEMENT NO.1 TO MASTER INDENTURE
EX-4.2 SERIES 2005-1 INDENTURE SUPPLEMENT
EX-4.3 AMENDMENT NO.1 TO RECIEVABLES SALE AGREEMENT
EX-4.3 AMENDMENT NO.1 TO RECIEVABLES PURCHASE AND CONTRIBUTION AGREEMENT
EX-4.5 AMENDMENT NO.1 TO SERVICING AGREEMENT
EX-4.6 AMENDMENT NO.1 TO SERIES 2004-NTC SUPPLEMENT

Item 5. Other Events.

     On May 5, 2005, GE Dealer Floorplan Master Note Trust issued $1,190,000,000 Class A Series 2005-1 Asset Backed Notes, $37,600,000 Class B Series 2005-1 Asset Backed Notes and $22,400,000 Class C Series 2005-1 Asset Backed Notes described in a Series 2005-1 Prospectus Supplement dated April 26, 2005 to a Prospectus dated April 26, 2005 (collectively, the “Notes”).

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Document Description
(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 1.1	Underwriting Agreement (2005-1), dated April 21, 2005, among CDF Funding, Inc., General Electric Capital Corporation, Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated

	Exhibit 4.1	Supplement No. 1 to Master Indenture, dated as of May 5, 2005, between GE Dealer Floorplan Master Note Trust and Wilmington Trust Company

	Exhibit 4.2	Series 2005-1 Indenture Supplement, dated as of May 5, 2005, between GE Dealer Floorplan Master Note Trust and Wilmington Trust Company

	Exhibit 4.3	Amendment No. 1 to Receivables Sale Agreement, dated as of May 5, 2005, among GE Commercial Distribution Finance Corporation, Brunswick Acceptance Company, LLC and CDF Funding, Inc

	Exhibit 4.4	Amendment No. 1 to Receivables Purchase and Contribution Agreement, dated as of May 5, 2005, between CDF Funding, Inc. and GE Dealer Floorplan Master Note Trust

	Exhibit 4.5	Amendment No. 1 to Servicing Agreement, dated as of May 5, 2005, between General Electric Capital Corporation and GE Dealer Floorplan Master Note Trust

	Exhibit 4.6	Amendment No. 1 to Series 2004-NTC Supplement, dated as of May 5, 2005, among CDF Financing, L.L.C., GE Commercial Distribution Finance Corporation, and Wilmington Trust Company

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC., (Co-Registrant)
Dated: May 11, 2005	By:	/s/ Michael Cipolla
		Name:	Michael Cipolla
		Title:	Vice President

GE DEALER FLOORPLAN MASTER NOTE TRUST (Co-Registrant)
	By:	CDF FUNDING, INC.

Dated: May 11, 2005	By:	/s/ Michael Cipolla
		Name:	Michael Cipolla
		Title:	Vice President

CDF FINANCING, L.L.C., (Co-Registrant)
Dated: May 11, 2005	By:	/s/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Manager

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST (Co-Registrant)
	By:	CDF FINANCING, L.L.C.

Dated: May 11, 2005	By:	/s/ W. Steven Culp
		Name:	W. Steven Culp
		Title:	Manager